Prospectus Supplement dated December 22, 2011
Invesco Van Kampen Senior Loan Fund
The purpose of this mailing is to provide you with changes to the current Prospectus, dated June 28, 2011, for Class A, Class B, Class C, Class IB and Class IC Shares of Invesco Van Kampen Senior Loan Fund.
The following information replaces in its entirety the information appearing under the heading “Fees and Expenses of the Fund”:
     “The following tables are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class IB	Class IC

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.25%[1]	None	None	None[5]	None[5]
Maximum early withdrawal charge (as a percentage of the lesser of original purchase price or repurchase proceeds)	None[2]	3.00%[3]	1.00%[4]	None[5]	None[5]
Annual Fund Operating Expenses (as a percentage of net assets attributable to Shares and are based on expenses incurred during the fiscal year ended February 28, 2011)*

	Class A		Class B		Class C		Class IB	Class IC

Investment Advisory Fee[6]	0.86%		0.86%		0.86%		0.86%	0.86%
Distribution and/or Service (12b-1) Fees[7]	0.25	[8]	1.00	[8,9]	1.00	[8,9]	None	0.15	[8]
Interest Payments on Borrowed Funds[10]	0.27		0.27		0.27		0.27	0.27
Other Expenses
Administration Fee[6]	0.25		0.25		0.25		0.25	0.25
Other[10]	0.28		0.28		0.28		0.28	0.28
Total Annual Fund Operating Expenses	1.92		2.67		2.67		1.67	1.82
Fee Waiver and/or Expense Reimbursement[8]	0.33		0.33		0.33		0.08	0.23
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.59		2.34		2.34		1.59	1.59

*	Annual Fund Operating Expenses have been restated in order to reflect the reorganization of Invesco Prime Income Trust into the Fund immediately prior to the opening of regular trading on the New York Stock Exchange on December 19, 2011.

[1]	Reduced for purchases of $100,000 and over. See “Purchase of Shares — Class A Shares.”

[2]	Investments of $1 million or more are not subject to any sales charge at the time of purchase, but an early withdrawal charge of 1.00% may be imposed on certain repurchases by the Fund made within eighteen months of purchase. See “Purchase of Shares — Class A Shares.”

[3]	Effective November 30, 2010, Class B Shares are not continuously offered by the Fund. Class B Shares purchased prior to November 30, 2010 are subject to an early withdrawal charge. The maximum early withdrawal charge is 3.00% in the first year after purchase and declines thereafter as follows:

Year 1—3.00% Year 2—2.00% Year 3—1.50% Year 4—1.00% Year 5—0.50% After—None

[4]	The maximum early withdrawal charge is 1.00% in the first year after purchase and 0.00% thereafter.

[5]	Class IB Shares and Class IC Shares are not continuously offered. Class IB Shares and Class IC Shares have no early withdrawal charges (the early withdrawal schedules applicable to the former Class B Shares and former Class C Shares outstanding on February 18, 2005 have been terminated).

[6]	See “Management of the Fund” for additional information.

[7]	Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of average daily net assets attributable to such class of Shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of Shares. Class IC Shares are subject to a service fee of up to 0.25% of average daily net assets attributable to such class of Shares. The Fund’s Board of Trustees has only authorized the Fund to make service fee payments not to exceed 0.15% of the Fund’s average daily net assets attributable to Class IC Shares for any fiscal year. See “Purchase of Shares.”

[8]	The Fund’s principal underwriter is currently waiving or reimbursing a portion of the Fund’s “Distribution and/or service (12b-1) fees” such that such fees were 0.00%, 0.75%, 0.75% and 0.00% for each of Class A Shares, Class B Shares, Class C Shares and Class IC Shares, respectively. Unless the Board of Trustees and the principal underwriter mutually agree to amend or continue the waiver, it will terminate on December 31, 2012. In addition, the Adviser has agreed to limit the total annual operating expenses after fee waiver and/or expense reimbursement of the Fund to 1.32%, 2.07%, 2.07%, 1.32% and 1.32% for each of Class A, Class B, Class C, Class IB and Class IC, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause Total Annual Operating Expenses after fee waiver and/or expense reimbursement to exceed the limit reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; and (v) expenses the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and the Adviser mutual agree to amend or continue the fee waiver it will terminate on December 31, 2012. Amounts that are waived or reimbursed are permanently foregone and will not be recouped or recaptured in future periods.

[9]	While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher distribution and service fees) mean that over time you could end up paying more for these Shares than if you were to pay front-end sales charges for Class A Shares.

[10]	“Interest payments on borrowed funds” and “Other” are based on estimated amounts for the current fiscal year.
Example:
The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds.
The example assumes that you invest $1,000 in the Fund for the time periods indicated and the Fund repurchases all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the Shares were purchased) and that all dividends and other distributions are reinvested at net asset value. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$48	$88	$130	$247
Class B	54	95	144	280
Class C	34	80	139	298
Class IB	46	72	90	197
Class IC	16	55	96	212
You would pay the following expenses if you did not tender your Shares for repurchase by the Fund:

	1 Year	3 Years	5 Years	10 Years

Class A	$48	$88	$130	$247
Class B	24	80	139	280
Class C	24	80	139	298
Class IB	16	52	90	197
Class IC	16	55	96	212

†	Based on conversion to Class A Shares eight years after the end of the calendar month in which the Shares were purchased.

The purpose of the table above is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly.
This example should not be considered a representation of future expenses, and the Fund’s actual expenses may be more or less than those shown.”